UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  June 1, 2006


                                  ADVOCAT INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


            Delaware                001-12996                62-1559667
            --------                ---------                ----------

 (State or other jurisdiction    (Commission File     (Employer Identification
        of incorporation)            Number)                   Number)


                  1621 Galleria Boulevard, Brentwood, TN 37027
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 1, 2006, Advocat Inc. (the "Company") announced the extension of an agreement to sell the Company's one remaining assisted living facility in North Carolina. A press release announcing this extension is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


Item 9.01.   Financial Statements and Exhibits.

       (d) Exhibits

               Number          Exhibit
               ------          -------

               99.1            News Release dated June 1, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 ADVOCAT INC.



                                           By:   /s/ L. Glynn Riddle, Jr.
                                                 -------------------------------
                                                 L. Glynn Riddle, Jr.
                                                 Chief Financial Officer

Date:  June 1, 2006

EXHIBIT INDEX
-------------

Number     Exhibit
------     -------

99.1       News Release dated June 1, 2006.